ITEM 1. REPORTS TO STOCKHOLDERS.

For the six months ended June 30, 2009, the net	Portfolio structure, interest rates and the dollar,
asset value per Common Share increased	among other concerns, largely depend on the infla-
8.5%, while the investment return to our stock-	tion/deflation debate. Aggressive monetary and fiscal
holders increased by 7.8%. By comparison, our	policies, with their attendant strength in commodities
benchmark, the Standard & Poor’s 500 Stock Index	and Treasury bond yields, support the inflation argu-
(including income) increased 3.2%. For the twelve	ment. However, rising unemployment, weak house
months ended June 30, 2009, the return on the net	prices, elevated levels of consumer debt and excess
asset value per Common Share was	manufacturing capacity suggest that deflation may be
negative by 35.2%, and the return to our stockholders	the greater threat. Should government stimulus be
decreased by 40.6%; these compare with a decline of	withdrawn prematurely, moreover, relapse into reces-
26.3% for the S&P 500. During each period, the dis-	sion could follow. If withdrawn too late, or not at all,
count at which our shares traded continued to fluctuate	the consequences for price stability and the dollar
and on June 30, 2009, it was 18.1%.	might well be adverse.
As set forth in the accompanying financial statements
(unaudited), as of June 30, 2009, the net assets	Information about the Company, including our
applicable to the Company’s Common Stock were	investment objectives, operating policies and
$732,059,359 equal to $22.89 per Common Share.	procedures, investment results, record of dividend
and distribution payments, financial reports and press
The increase in net assets resulting from operations	releases, is on our website and has been updated
for the six months ended June 30, 2009 was	through June 30, 2009. It can be accessed on the
$56,351,375. During this period, the net realized	internet at www.generalamericaninvestors.com.
gain on securities sold was $6,877,321, and the
increase in net unrealized appreciation was	By Order of the Board of Directors,
$51,643,875. Net investment income for the
six months was $3,648,823, and distributions to	GENERAL AMERICAN INVESTORS COMPANY, INC
Preferred Stockholders amounted to $5,818,644.	Spencer Davidson
During the six months, 361,563 shares of the	Chairman of the Board
Company’s Preferred Stock were purchased at an	President and Chief Executive Officer
average price of $23.54.	July 15, 2009

The market rally that began in the second week of
March continued through most of the second quarter
of 2009. Premised on sustained economic recovery in
the near future, the market’s strength could dissipate
should economic growth in the back half of the year
lack vigor.

			Value
Shares	COMMON AND PREFERRED STOCKS		(note 1a)
AEROSPACE/DEFENSE (4.6%)
300,000	The Boeing Company		$12,750,000
418,700	Textron Inc.		4,044,642
325,000	United Technologies Corporation		16,887,000
		(COST $62,253,609)	33,681,642
BUILDING AND REAL ESTATE (2.4%)
1,872,000	CEMEX, S.A. de C.V. ADR (a)	(COST $24,109,388)	17,484,480
COMMUNICATIONS AND INFORMATION SERVICES (9.8%)
960,000	Cisco Systems, Inc. (a)		17,904,000
224,100	Lamar Advertising Company Class A (a)		3,422,007
128,000	Leap Wireless International, Inc. (a)		4,215,040
1,110,000	MetroPCS Communications, Inc. (a)		14,774,100
700,000	QUALCOMM Incorporated		31,640,000
		(COST $72,279,284)	71,955,147
COMPUTER SOFTWARE AND SYSTEMS (10.4%)
1,480,000	Dell Inc. (a)		20,320,400
570,000	Microsoft Corporation		13,548,900
295,100	NetEase.com, Inc. (a)		10,381,618
67,100	Nintendo Co., Ltd.		18,630,727
565,000	Teradata Corporation (a)		13,237,950
		(COST $88,075,780)	76,119,595
CONSUMER PRODUCTS AND SERVICES (11.1%)
350,000	Diageo plc ADR		20,037,500
375,000	Heineken N. V.		14,184,754
466,100	Hewitt Associates, Inc. Class A (a)		13,880,458
450,000	Nestle S.A.		17,174,236
285,000	PepsiCo, Inc.		15,663,600
		(COST $78,280,572)	80,940,548
ENVIRONMENTAL CONTROL (INCLUDING SERVICES) (5.6%)
949,000	Republic Services, Inc.		23,165,090
630,000	Waste Management, Inc.		17,740,800
		(COST $38,960,134)	40,905,890
FINANCE AND INSURANCE (20.2%)
BANKING (1.1%)
155,000	M&T Bank Corporation	(COST $789,946)	7,894,150
INSURANCE (14.8%)
175,000	The Allstate Corporation		4,270,000
315,000	Arch Capital Group Ltd. (a)		18,452,700
350,000	AXIS Capital Holdings Limited		9,163,000
140	Berkshire Hathaway Inc. Class A (a)		12,600,000
250,000	Everest Re Group, Ltd.		17,892,500
500,000	Fidelity National Financial, Inc.		6,765,000
280,000	MetLife, Inc.		8,402,800
275,000	PartnerRe Ltd.		17,861,250
83,000	Transatlantic Holdings, Inc.		3,596,390
235,000	The Travelers Companies, Inc.		9,644,400
		(COST $65,728,009)	108,648,040
OTHER (4.3%)
375,000	American Express Company		8,715,000
1,666,667	Epoch Holding Corporation		14,400,003
635,000	Nelnet, Inc. (a)		8,629,650
		(COST $31,822,434)	31,744,653
		(COST $98,340,389)	148,286,843

			Value
Shares	COMMON AND PREFERRED STOCKS (continued)		(note 1a)
HEALTH CARE / PHARMACEUTICALS (4.0%)
70,500	Cougar Biotechnology, Inc. (a)		$3,028,680
529,900	Cytokinetics, Incorporated (a)		1,499,617
119,500	Gilead Sciences, Inc. (a)		5,597,380
425,400	Wyeth		19,308,906
		(COST $28,140,990)	29,434,583
MACHINERY AND EQUIPMENT (2.6%)
1,200,000	ABB Ltd. ADR	(COST $13,364,456)	18,936,000
METAL (0.7%)
200,000	Alpha Natural Resources, Inc. (a)	(COST $11,589,075)	5,254,000
MISCELLANEOUS (1.4%)
	Other (b)	(COST $10,095,966)	10,263,344
OIL AND NATURAL GAS (INCLUDING SERVICES) (13.7%)
459,800	Apache Corporation		33,174,570
100,000	Devon Energy Corporation		5,450,000
800,000	Halliburton Company		16,560,000
250,000	McDermott International, Inc. (a)		5,077,500
2,050,000	Weatherford International Ltd. (a)		40,098,000
		(COST $71,655,084)	100,360,070
RETAIL TRADE (15.8%)
575,000	Costco Wholesale Corporation		26,323,500
250,000	Target Corporation		9,867,500
1,675,000	The TJX Companies, Inc.		52,695,500
550,000	Wal-Mart Stores, Inc.		26,642,000
		(COST $52,835,965)	115,528,500
SEMICONDUCTORS (2.1%)
700,000	ASML Holding N.V.	(COST $16,353,613)	15,155,000
TECHNOLOGY (3.3%)
750,000	International Game Technology		11,925,000
1,900,000	Xerox Corporation		12,312,000
		(COST $34,368,474)	24,237,000
TRANSPORTATION (0.8%)
236,100	Alexander & Baldwin, Inc.	(COST $11,005,032)	5,534,184
TOTAL COMMON AND PREFERRED STOCKS (108.5%)		(COST $711,707,811)	794,076,826
	CORPORATE DEBT
MISCELLANEOUS (3.6%)
	Other (b) (c)	(COST $21,714,161)	26,555,480
Shares	SHORT-TERM SECURITY AND OTHER ASSETS
100,970,429	SSgA Prime Money Market Fund (13.8%)	(COST $100,970,429)	100,970,429
TOTAL INVESTMENTS (d) (125.9%)		(COST $834,392,401)	921,602,735
Cash, receivables and other assets less liabilities (0.1%)			1,035,049
PREFERRED STOCK (-26.0%)			(190,578,425)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)			$732,059,359
(a) Non-income producing security.
(b) Securities which have been held for less than one year, not previously disclosed, and not restricted.
(c) Level 2 fair value measurement, note 8.
(d) At June 30, 2009: (1) the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes,
(2) aggregate gross unrealized appreciation was $208,878,460, (3) aggregate gross unrealized depreciation was $121,668,126, and (4) net unrealized appreciation was $87,210,334.
(see notes to financial statements)

Contracts			Value
(100 shares each)	COMMON STOCK/EXPIRATION DATE/EXERCISE PRICE		(note 1a)
CALL OPTIONS
COMPUTER SOFTWARE AND SYSTEMS
200	NetEase.com, Inc./July 09/$38.00		$7,000
130	NetEase.com, Inc./August 09/$38.00		18,200
	TOTAL CALL OPTIONS	(PREMIUMS DEPOSITED WITH BROKERS $60,995)	25,200
PUT OPTION
AGRICULTURAL
250	Monsanto Company/July 09/$80.00	(PREMIUMS DEPOSITED WITH BROKERS $104,222)	152,500
TOTAL CALL AND PUT OPTIONS		(PREMIUMS DEPOSITED WITH BROKERS $165,217)	$177,700

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of June 30, 2009 and 2008 is shown in the following table.

			PERCENT COMMON NET ASSETS*
INDUSTRY CATEGORY	COST(000)	VALUE(000)	2009	2008
Finance and Insurance
Banking	$790	$7,894	1.1%	2.5%
Insurance	65,728	108,648	14.8	13.5
Other	31,822	31,745	4.3	3.8
	98,340	148,287	20.2	19.8
Retail Trade	52,836	115,528	15.8	13.3
Oil and Natural Gas (Including Services)	71,655	100,360	13.7	23.1
Consumer Products and Services	78,281	80,940	11.1	9.7
Computer Software and Systems	88,076	76,120	10.4	13.1
Communications and Information Services	72,279	71,955	9.8	7.6
Environmental Control (Including Services)	38,960	40,906	5.6	4.6
Miscellaneous**	31,810	36,819	5.0	4.1
Aerospace/Defense	62,254	33,682	4.6	6.0
Health Care/Pharmaceuticals	28,141	29,435	4.0	3.5
Technology	34,369	24,237	3.3	2.3
Machinery and Equipment	13,364	18,936	2.6	2.5
Building and Real Estate	24,109	17,484	2.4	5.0
Semiconductors	16,354	15,155	2.1	—
Transportation	11,005	5,534	0.8	0.9
Metals	11,589	5,254	0.7	1.4
	733,422	820,632	112.1	116.9
Short-Term Securities	100,970	100,970	13.8	0.2
Total Investments	$834,392	921,602	125.9	117.1
Other Assets and Liabilities - Net		1,035	0.1	0.4
Preferred Stock		(190,578)	(26.0)	(17.5)
Net Assets Applicable to Common Stock		$732,059	100.0%	100.0%
* Net Assets applicable to the Company’s Common Stock.
** Securities which have been held for less than one year, not previously disclosed, and not restricted.
(see notes to financial statements)

INCREASES	SHARES TRANSACTED	SHARES HELD
NEW POSITIONS
Alpha Natural Resources, Inc.	—	200,000 (b)
Devon Energy Corporation	—	100,000 (b)
International Game Technology	750,000	750,000
The Travelers Companies, Inc.	—	235,000 (b)
Wyeth	425,400	425,400
ADDITIONS
Arch Capital Group Ltd.	15,000	315,000
Fidelity National Financial, Inc.	125,000	500,000
Nelnet, Inc.	117,500	635,000
PepsiCo, Inc.	30,000	285,000
Wal-Mart Stores, Inc.	80,000	550,000
DECREASES
ELIMINATION
Patterson-UTI Energy, Inc.	500,000	—
REDUCTIONS
American Express Company	50,000	375,000
AXIS Capital Holdings Limited	90,000	350,000
CEMEX, S.A. de C.V. ADR	3,862	1,872,000
Lamar Advertising Company Class A	150,000	224,100
M&T Bank Corporation	10,000	155,000
NetEase.com, Inc.	120,000	295,100
Target Corporation	83,100	250,000
(a) Excludes transactions in Common and Preferred Stocks - Miscellaneous - Other.
(b)	Shares purchased in prior period and previously carried under Common and Preferred Stocks - Miscellaneous - Other.
(see notes to financial statements)

ASSETS
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $711,707,811)		$794,076,826
Corporate debt (cost $21,714,161)		26,555,480
Money market fund (cost $100,970,429)		100,970,429
Total investments (cost $834,392,401)		921,602,735
CASH, RECEIVABLES AND OTHER ASSETS
Cash	$548,353
Receivable for securities sold	982,339
Premiums deposited with brokers for options written	165,217
Dividends, interest and other receivables	1,504,639
Qualified pension plan asset, net excess funded (note 6)	2,803,835
Prepaid expenses and other assets	3,073,658	9,078,041
TOTAL ASSETS		930,680,776

LIABILITIES
Payable for securities purchased	1,252,958
Accrued preferred stock dividend not yet declared	220,581
Outstanding options written, at value (premiums deposited with brokers $165,217) (note 1a)	177,700
Accrued supplemental pension plan liability (note 6)	3,257,101
Accrued supplemental thrift plan liability (note 6)	1,895,298
Accrued expenses and other liabilities	1,239,354
TOTAL LIABILITIES		8,042,992
5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,623,137 shares at a liquidation value of $25 per share (note 2)		190,578,425
NET ASSETS APPLICABLE TO COMMON STOCK - 31,980,872 shares (note 2)		$732,059,359
NET ASSET VALUE PER COMMON SHARE		$22.89
NET ASSETS APLICABLE TO COMMON STOCK
Common Stock, 31,980,872 shares at par value (note 2)	$31,980,872
Additional paid-in capital (note 2)	608,855,253
Undistributed realized gain on investments	6,860,405
Undistributed net investment income	9,408,005
Accumulated other comprehensive income (note 6)	(6,193,381)
Unallocated distributions on Preferred Stock	(6,049,646)
Unrealized appreciation on investments and options	87,197,851
NET ASSETS APPLICABLE TO COMMON STOCK		$732,059,359
(see notes to financial statements)

INCOME
Dividends (net of foreign withholding taxes of $220,016)	$7,515,904
Interest	1,366,444	$8,882,348
EXPENSES
Investment research	2,599,819
Administration and operations	1,322,096
Office space and general	829,808
Directors’ fees and expenses	149,129
Miscellaneous taxes	121,288
Auditing and legal fees	91,000
Transfer agent, custodian and registrar fees and expenses	60,782
Stockholders’ meeting and reports	59,603	5,233,525
NET INVESTMENT INCOME		3,648,823
REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1, 4 AND 5)
Net realized gain on investments:
Securities transactions (long-term, except for $123,799)	6,752,287
Written option transactions	125,034
	6,877,321
Net increase in unrealized appreciation:
Securities	51,656,358
Written options	(12,483)
	51,643,875
NET GAIN ON INVESTMENTS		58,521,196
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(5,818,644)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$56,351,375

	Six Months Ended	Year Ended
	June 30, 2009	December 31,
OPERATIONS	(Unaudited)	2008
Net investment income	$3,648,823	$13,446,046
Net realized gain on investments	6,877,321	16,414,799
Net increase (decrease) in unrealized appreciation	51,643,875	(523,757,542)
	62,170,019	(493,896,697)
Distributions to Preferred Stockholders:
From net investment income	—	(3,474,724)
From long-term capital gains	—	(8,425,276)
Unallocated distributions	(5,818,644)	387
Decrease in net assets from Preferred distributions	(5,818,644)	(11,899,613)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	56,351,375	(505,796,310)
OTHER COMPREHENSIVE INCOME (Adjustment to apply FAS 158; Note 6)	583,228	(7,885,172)
DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	—	(6,024,428)
From long-term capital gains	—	(14,620,307)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	—	(20,644,735)
CAPITAL SHARE TRANSACTIONS (NOTE 2)
Value of Common Shares issued in payment of dividends and distributions	—	7,928,339
Cost of Common Shares purchased	—	(1,986,688)
Benefit to Common Shareholders resulting from Preferred Shares purchased	526,955	59,398
INCREASE IN NET ASSETS - CAPITAL TRANSACTIONS	526,955	6,001,049
NET INCREASE (DECREASE) IN NET ASSETS	57,461,558	(528,325,168)
NET ASSETS APPLICABLE TO COMMON STOCK
BEGINNING OF PERIOD	674,597,801	1,202,922,969
END OF PERIOD (including undistributed net investment income of $9,408,005 and
$5,759,182, respectively)	$732,059,359	$674,597,801
(see notes to financial statements)

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the six months ended June 30, 2009 and for each year in the five-year period ended December 31, 2008. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Six Months
	Ended
	June 30, 2009		Year Ended December 31,
	(Unaudited)	2008	2007	2006	2005	2004
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$21.09	$38.10	$40.54	$39.00	$35.49	$33.11
Net investment income	.11	.42	.31	.34	.19	.32
Net gain (loss) on investments -
realized and unrealized	1.85	(16.15)	3.39	4.72	5.85	3.48
Other comprehensive income	.02	(.25)	.02	.03	—	—
Distributions on Preferred Stock:
Dividends from net investment income	—	(.11)	(.02)	(.04)	(.03)	(.09)
Distributions from net short-term capital gains	—	—	(.03)	(.01)	(.08)	—
Distributions from net long-term capital gains	—	(.27)	(.36)	(.36)	(.30)	(.32)
Unallocated distribution	(.18)	—	—	—	—	—
	(.18)	(.38)	(.41)	(.41)	(.41)	(.41)
Total from investment operations	1.80	(16.36)	3.31	4.68	5.63	3.39
Distributions on Common Stock:
Dividends from net investment income	—	(.19)	(.33)	(.29)	(.15)	(.23)
Distributions from net short-term capital gains	—	—	(.38)	(.04)	(.44)	—
Distributions from net long-term capital gains	—	(.46)	(5.04)	(2.81)	(1.53)	(.78)
	—	(.65)	(5.75)	(3.14)	(2.12)	(1.01)
Net asset value, end of period	$22.89	$21.09	$38.10	$40.54	$39.00	$35.49
Per share market value, end of period	$18.75	$17.40	$34.70	$37.12	$34.54	$31.32
TOTAL INVESTMENT RETURN - Stockholder
return, based on market price per share	7.76%*	(48.20)%	8.72%	16.78%	17.40%	8.79%
RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock,
end of period (000’s omitted)	$732,059	$674,598	$1,202,923	$1,199,453	$1,132,942	$1,036,393
Ratio of expenses to average net assets
applicable to Common Stock	1.61%**	0.87%	1.11%	1.06%	1.25%	1.15%
Ratio of net income to average net assets
applicable to Common Stock	1.12%**	1.31%	0.78%	0.86%	0.51%	0.94%
Portfolio turnover rate	9.30%*	25.52%	31.91%	19.10%	20.41%	16.71%
PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$190,578	$199,617	$200,000	$200,000	$200,000	$200,000
Asset coverage	484%	438%	701%	700%	666%	618%
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$24.00	$21.90	$21.99	$24.44	$24.07	$24.97
*Not annualized
**Annualized

1. SIGNIFICANT ACCOUNTING POLICIES - General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires man-
agement to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-
the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded pri-
marily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The
Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securi-
ties to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain for-
eign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value.

b. OPTIONS The Company may purchase and write (sell) put and call options. The Company typically purchases put options or writes call options to hedge the value of portfolio investments while it typically purchases call options and writes put options to obtain equi-
ty market exposure under specified circumstances. The risk associated with purchasing an option is that the Company pays a premi-
um whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities.
Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase trans-
action, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a call option is exer-
cised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has real-
ized a gain or loss on investments in the Statement of Operations. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and
Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underly-
ing the written option. See Note 5 for written option activity.

c. FEDERAL INCOME TAXES The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. As of and during the period ended June 30, 2009, the Company did not have any liabilities for any unrec-
ognized tax positions. The Company recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the Company did not incur any interest or penalties.

d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation.
Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using proce-
dures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in secu-
rities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S.
companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental super-
vision and regulation of foreign securities markets.

e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distri-
butions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are record-
ed on the ex-dividend date. Distributions for tax and book purposes are substantially the same. Permanent book/tax differences relat-
ing to income and gains are reclassified to paid-in capital as they arise.

f. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications.
The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or loss-
es pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

g. OTHER Securities transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represents amortized cost.

2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - The authorized capital stock of the Company consists of 50,000,000 shares of
Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock,
31,980,872 shares were issued and outstanding on June 30, 2009.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an under-
written offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation prefer-
ence of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of
Directors authorized the repurchase of 1 million Preferred Shares in the open market at prices below $25.00 per share. A total of 361,563
Preferred Shares were repurchased at an average cost per share of $23.54 during the six month period ended June 30, 2009. The aver-
age discount of $1.46 per Preferred Share, $526,955 in aggregate, was credited to additional paid-in capital of the Common Stock.
There were 7,623,137 Preferred Shares outstanding on June 30, 2009.

2. CAPITAL STOCK - (Continued from bottom of previous page.)
The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among hold-
ers of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred
Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a cer-
tain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. The Company has met these requirements since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the
Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, gen-
erally, vote together with the holders of Common Stock as a single class.

At all times, holders of Preferred Stock will elect two members of the Company’s Board of Directors and the holders of Preferred and
Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company classifies its Preferred Stock pursuant to the requirements of EITF D-98, Classification and Measurement of Redeemable
Securities, which require that preferred stock for which its redemption is outside of the company’s control should be presented outside of net assets in the statement of assets and liabilities.

There were no transactions in Common Stock for the six months ended June 30, 2009. Transactions in Common Stock for the year ended December 31, 2008 were as follows:

	Shares	Amount
Shares issued in payment of dividends and distributions
(includes 103,047 shares issued from treasury)	509,861	$509,861
Increase in paid-in capital		7,418,478
Total increase		7,928,339
Shares purchased (at an average discount from NAV of 19.8%)	102,047	(102,047)
Decrease in paid-in capital		(1,884,641)
Total decrease		(1,986,688)
Net increase		$5,941,651

3. OFFICERS’ COMPENSATION - The aggregate compensation paid and accrued by the Company during the six months ended June 30, 2009 to its officers (identified on back cover) amounted to $2,214,500.

4. PURCHASES AND SALES OF SECURITIES - Purchases and sales of securities (other than short-term securities and options) for the six months ended June 30, 2009 amounted to $74,859,403 and $68,440,944.

5. WRITTEN OPTIONS - Transactions in written covered call and collateralized put options during the six months ended June 30, 2009 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options written	1,530	$341,881	250	$104,222
Options exercised	(1,200)	(280,887)	—	—
Options outstanding, June 30, 2009	330	$60,994	250	$104,222

6. BENEFIT PLANS - The Company has funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that cover its employees. The plans provide defined benefits based on years of service and final average salary with an offset for a por-
tion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the six months ended June 30, 2009 were:

Service cost	$185,658
Interest cost	387,880
Expected return on plan assets	(482,878)
Amortization of prior service cost	13,463
Recognized net actuarial loss	176,926
Net periodic benefit cost	$281,049

The Company also has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employ-
ees. The aggregate cost of such plans for the six months ended June 30, 2009 was ($490,408). The qualified thrift plan acquired 14,600 shares, sold 8,144 shares, and transferred out 152,418 shares of the Company’s Common Stock during the six months ended June 30,
2009 and held 498,825 shares of the Company’s Common Stock at June 30, 2009. The supplemental thrift plan’s unfunded liability at
June 30, 2009 was $1,895,298.

The Company applies the recognition provisions of Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting
Standards No. 158 “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans” which requires employers to recognize the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in the Statement of Assets and Liabilities and to recognize changes in funded status in the year in which the changes occur through other comprehensive income.

7. OPERATING LEASE COMMITMENT - In June 2007, the Company entered into an operating lease agreement for office space which expires in February 2018 and provides for future rental payments in the aggregate amount of approximately $10,755,000, net of construction credits. The lease agreement contains clauses whereby the Company receives free rent for a specified number of months and credit towards construction of office improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company has the option to renew the lease after February 2018 for five years at market rates. Rental expense approximated $538,800 for the six months ended June 30, 2009. Minimum rental commitments under the operating lease are approximately $1,075,000 per annum in 2010 through 2012, $1,183,000 in 2013 through 2017, and $99,000 in 2018.

8. FAIR VALUE MEASUREMENTS - Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and

Level 3 - significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of June 30, 2009:

Valuation Inputs	Investments in Securities	Options Written
Level 1 - Quoted prices	$895,047,255	$177,700
Level 2 - Other significant observable inputs (see (c), page 3)	26,555,480	—
Level 3 - Unobservable inputs	—	—
Total	$921,602,735	$177,700

9. SUBSEQUENT EVENTS - Subsequent events have been evaluated through July 28, 2009, the date the financial statements were available to be issued. There are no events to report subsequent to June 30, 2009.

Purchases of the Company’s Common Stock as set forth in Note 2 on page 10, may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2009 are available: (1) without charge, upon request, by calling us at our toll-free telephone num-
ber (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s
website at www.sec.gov .

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio
Holdings (Form N-Q) with the Securities and Exchange Commission (“SEC”) as of the end of the first and third calendar quarters. The Company’s
Forms N-Q are available at www.generalamericaninvestors.com and on the SEC’s website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company’s Form N-Q may also be obtained by calling us at 1-800-436-8401.

On April 30, 2009, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s prin-
cipal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance list-
ing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

DIRECTORS

Spencer Davidson, Chairman
Sidney R. Knafel, Lead Independent Director

Arthur G. Altschul, Jr. John D. Gordan, III
Rodney B. Berens Daniel M. Neidich
Lewis B. Cullman D. Ellen Shuman
Gerald M. Edelman Raymond S. Troubh
OFFICERS

Spencer Davidson, President & Chief Executive Officer
Andrew V. Vindigni, Senior Vice-President
Sally A. Lynch, Vice-President
Eugene S. Stark, Vice-President, Administration &
Chief Compliance Officer
Jesse R. Stuart, Vice-President
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary
Craig A. Grassi, Assistant Vice-President
Maureen E. LoBello, Assistant Secretary
SERVICE COMPANIES

COUNSEL TRANSFER AGENT AND REGISTRAR
Sullivan & Cromwell LLP American Stock Transfer & Trust
Company
INDEPENDENT AUDITORS
59 Maiden Lane
Ernst & Young LLP
New York, NY 10038
CUSTODIAN 1-800-413-5499
State Street Bank and www.amstock.com
Trust Company

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
GENERAL AMERICAN INVESTORS COMPANY, INC.

We have reviewed the accompanying statement of assets and liabilities of
General American Investors Company, Inc., including the statement of investments, as of June 30, 2009, and the related statements of operations and changes in net assets and financial highlights for the six-month period ended June 30, 2009. These financial statements and financial highlights are the responsibility of the Company’s management.

We conducted our review in accordance with the standards of the Public
Company Accounting Oversight Board (United States). A review of interim finan-
cial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting mat-
ters. It is substantially less in scope than an audit in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole.
Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the interim financial statements referred to above for them to be in con-
formity with accounting principles generally accepted in the United States.

We have previously audited, in accordance with the standards of the Public
Company Accounting Oversight Board, the statement of changes in net assets for the year ended December 31, 2008 and financial highlights for each of the five years in the period then ended and in our report, dated February 3, 2009 we expressed an unqualified opinion on such financial statements and financial highlights.

New York, New York                                             ERNST & YOUNG LLP
July 28, 2009

A Closed-End Investment Company
listed on the New York Stock Exchange

100 PARK AVENUE
NEW YORK • NY 10017
212-916-8400 • 1-800-436-8401
E-mail: InvestorRelations@gainv.com
www.generalamericaninvestors.com

ITEM 2. CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) General American Investors Company, Inc. Common Stock (GAM)

Period	(a) Total Number	(b) Average Price	(c) Total Number of Shares	(d) Maximum Number (or Approximate
2009	of shares (or Units)	Paid per Share	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
	Purchased	(or Unit)	of Publicly Announced Plans	that May Yet Be Purchased Under
			or Programs	the Plans or Programs
01/01-01/31	-	-	-	550,553
02/01-02/28	-	-	-	550,553
03/01-03/31	-	-	-	550,553
04/01-04/30	-	-	-	550,553
05/01-05/31	-	-	-	550,553
06/01-06/30	-	-	-	550,553
Total for year	0			0

Note- The Board of Directors has authorized the repurchase of the registrant's common stock when the shares are trading at a discount from the underlying net asset value of at least 8%. This represents a continuation of the repurchase program which began in March 1995. As of the beginning of the period, January 1, 2009, there were
550,553 shares available for repurchase under such authorization. As of the end of the period, June 30, 2009, there were 550,553 shares available for repurchase under this program.

(b) General American Investors Company, Inc. Preferred Stock (GAMpB)

Period	(a) Total Number	(b) Average Price	(c) Total Number of Shares	(d) Maximum Number (or Approximate
2008-2009	of shares (or Units)	Paid per Share	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
	Purchased	(or Unit)	of Publicly Announced Plans	that May Yet Be Purchased Under
			or Programs	the Plans or Programs
01/01-01/31	31,196	22.3174	31,196	953,504
02/01-02/28	16,747	22.2395	16,747	936,757
03/01-03/31	46,420	22.6121	46,420	890,337
04/01-04/30	104,800	23.8872	104,800	785,537
05/01-05/31	42,200	23.9841	42,200	743,337
06/01-06/30	120,200	23.9459	120,200	623,137
Total	361,563		361,563

Note- The Board of Directors has authorized the repurchase of the registrant's preferred stock when the shares are trading at a price not in excess of $25.00 per share. This represents a repurchase program which began on
December 10, 2008. As of the beginning of the period, January 1, 2009, there were 984,700 shares available for repurchase under such authorization. As of the end of the period, June 30, 2009, there were 623,137 shares available for repurchase under this program.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors as set forth in the registrant's Proxy Statement, dated February 20, 2009.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of June 30, 2009, an evaluation was performed under the supervision and with the participation of the officers of General American Investors Company, Inc. (the "Registrant"), including the principal executive officer ("PEO") and principal financial officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of June 30, 2009, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) The code of ethics disclosure required by Item 2 is not applicable to this semi-annual report.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a)under the Investment Company Act of 1940.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.
By:     /s/Eugene S. Stark
          Eugene S. Stark
          Vice-President, Administration

          Date: August 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/Spencer Davidson
           Spencer Davidson
           Chairman, President and Chief Executive Officer (Principal Executive Officer)

            Date: August 3, 2009

By:      /s/Eugene S. Stark
           Eugene S. Stark
           Vice-President, Administration (Principal Financial Officer)

           Date: August 3, 2009